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                             NEUMAN & DRENNEN, LLC
                              Temple-Bowron House
                               1507 Pine Street
                           Boulder, Colorado  80302
                          Telephone:  (303) 449-2100
                          Facsimile:  (303) 449-1045


                               February 11, 2000



SkyLynx Communications, Inc.
600 South Cherry Street, Suite 400
Denver, Colorado  80246

     Re:  S.E.C. Registration Statement on Form S-8
          -----------------------------------------

Ladies and Gentlemen:

     We hereby consent to the inclusion of our opinion regarding the legality of the securities being registered by the Registration Statement to be filed with the United Stated Securities and Exchange Commission, Washington, D.C., pursuant to the Securities Act of 1933, as amended, by SkyLynx Communications, Inc., a Colorado corporation, (the "Company") in connection with the offering by certain Selling Securityholders described therein of up to 621,355 shares of its Common Stock, $.001 par value, as proposed and more fully described in such Registration Statement.

     We further consent to the reference in such Registration Statement to our having given such opinions.

                              Sincerely,



                              Clifford L. Neuman

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